SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 30, 2006
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Sale and Servicing
Agreement, dated as of March 1, 2006, providing for the issuance of the First Horizon ABS Trust
2006-HE1, First Horizon HELOC Notes, Series 2006-HE1).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-125158	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-125158) filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2005 (the “Registration Statement”), pursuant to which the Registrant registered $12,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated July 29, 2005 and the related Prospectus Supplement dated March 27, 2006 (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5), with respect to the First Horizon ABS Trust 2006-HE1, First Horizon’s HELOC Notes, Series 2006-HE1 (the “Offered Securities”).

On March 1, 2006, the Registrant entered into a sale and servicing agreement (the “Sale and Servicing Agreement”), by and among the Registrant, as depositor, First Tennessee Bank National Association (“FTBNA”), as seller, master servicer and custodian, First Horizon ABS Trust 2006-HE1, (“Trust”) and The Bank of New York (“Indenture Trustee”), as indenture trustee, relating to the Offered Securities. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 99.1.

The Registrant and FTBNA entered into a mortgage loan purchase agreement, dated as of March 30, 2006, (the “MLPA”), providing for the purchase and sale of the mortgage loans to be delivered pursuant to the Sale and Servicing Agreement. A copy of the MLPA is filed herewith as Exhibit 99.2.

Trust and Indenture Trustee entered into an Indenture, dated as of March 1, 2006 (the “Indenture”), providing for the issuance of the Offered Securities. A copy of the Indenture is filed herewith as Exhibit 4.1.

Wilmington Trust Company, as owner trustee, FTBNA and the Registrant entered into an amended and restated trust agreement, dated March 30, 2005 (the “Trust Agreement”), providing for the creation of Trust. A copy of the Trust Agreement is filed herewith as Exhibit 99.3.

Trust, FTBNA, and Indenture Trustee entered into an administration agreement, dated as of March 1, 2006, (the “Administration Agreement”), providing for the appointment of the administrator to perform certain duties described in the Administration Agreement. A copy of the Administration Agreement is filed herewith as Exhibit 99.4.

In addition to the above agreements, Financial Guaranty Insurance Company issued a Financial Guaranty Insurance Policy, effective March 30, 2006 (the “Insurance Policy”), providing for the guarantee of certain payments with respect to the Offered Securities upon certain conditions. A copy of the Insurance Policy is filed herewith as Exhibit 99.5.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of March 1, 2006, by and between Trust and Indenture Trustee

99.1	Sale and Servicing Agreement dated March 1, 2006, by and among Registrant, FTBNA, Trust and Indenture Trustee

99.2	Mortgage Loan Purchase Agreement dated as of March 30, 2006, by and between FTBNA and Registrant

99.3	Amended and Restated Trust Agreement, dated March 30, 2006, by and between Wilmington Trust Company, FTBNA and Registrant

99.4	Administration Agreement, dated March 1, 2006, by and among Trust, FTBNA and Indenture Trustee

99.5	Financial Guaranty Insurance Policy, effective March 30, 2006, issued by Financial Guaranty Insurance Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

April 11, 2006	By:	/s/ Alfred Chang
Alfred Chang Vice President

Signature Page for Form 8-K
(2006-HE1 Issuance of Certificates)

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Indenture, dated as of March 1, 2006, by and between Trust and Indenture Trustee

99.1	Sale and Servicing Agreement dated March 1, 2006, by and among Registrant, FTBNA, Trust and Indenture Trustee

99.2	Mortgage Loan Purchase Agreement dated as of March 30, 2006, by and between FTBNA and Registrant

99.3	Amended and Restated Trust Agreement, dated March 30, 2006, by and between Wilmington Trust Company, FTBNA and Registrant

99.4	Administration Agreement, dated March 1, 2006, by and among Trust, FTBNA and Indenture Trustee

99.5	Financial Guaranty Insurance Policy, effective March 30, 2006, issued by Financial Guaranty Insurance Company